As filed with the Securities and Exchange Commission on February 4, 2014

Registration No. 333-193491

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2

to

Form S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Five Prime Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	2834	26-0038620
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Two Corporate Drive

South San Francisco, California 94080

(415) 365-5600

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Lewis T. Williams

President and Chief Executive Officer

Five Prime Therapeutics, Inc .

Two Corporate Drive

South San Francisco, California 94080

(415) 365-5600

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Laura A. Berezin Hogan Lovells US LLP 4085 Campbell Avenue, Suite 100 Menlo Park, California 94025 (650) 463-4000	Francis W. Sarena Senior Vice President, General Counsel & Secretary Five Prime Therapeutics, Inc. Two Corporate Drive South San Francisco, California 94080 (415) 365-5600	David G. Peinsipp Charles S. Kim Andrew S. Williamson Cooley LLP 101 California Street San Francisco, California 94111 (415) 693-2000

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer (Do not check if a smaller reporting company) ☒	Smaller reporting company ☐

CALCULATION OF REGISTRATION FEE

TITLE OF EACH CLASS OF SECURITIES TO BE REGISTERED	PROPOSED MAXIMUM AGGREGATE OFFERING PRICE(1)	AMOUNT OF REGISTRATION FEE(2)(3)
Common Stock, $0.001 par value per share	$57,500,000	$7,406

(1)

Estimated solely for the purpose of calculating the amount of the registration fee in accordance with Rule 457(o) under the Securities Act of 1933, as amended, and includes the offering price of additional shares of common stock that the underwriters have an option to purchase.

(2)	Calculated pursuant to Rule 457(o) based on an estimate of the proposed maximum aggregate offering price.
(3)	The registrant previously paid the registration fee of $7,406 with the initial filing of this registration statement.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

Five Prime Therapeutics, Inc. is filing this Amendment No. 2 (the “Amendment”) to its Registration Statement on Form S-1 (Registration No. 333-193491) (the “Registration Statement”) to file certain exhibits to the Registration Statement as indicated on the Index to Exhibits. Accordingly, this Amendment consists only of the facing page, this explanatory note, the signature page to the Registration Statement, the Index to Exhibits and the filed exhibits. Parts I and II are unchanged and have therefore been omitted.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Amendment No. 2 to the registration statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South San Francisco, in the State of California, on this 4th day of February, 2014.

FIVE PRIME THERAPEUTICS, INC.

By:	/s/ Lewis T. Williams
Lewis T. Williams Chief Executive Officer and President

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the registration statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Lewis T. Williams Lewis T. Williams	Chief Executive Officer, President and Director (Principal Executive Officer)	February 4, 2014

/s/ Marc L. Belsky Marc L. Belsky	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	February 4, 2014

* Brian G. Atwood	Chairman of the Board	February 4, 2014

* Franklin M. Berger	Director	February 4, 2014

* Fred E. Cohen	Director	February 4, 2014

* R. Lee Douglas	Director	February 4, 2014

* Peder K. Jensen	Director	February 4, 2014

/s/ Aron M. Knickerbocker Aron M. Knickerbocker	Director	February 4, 2014

* Mark D. McDade	Director	February 4, 2014

*By:	/s/ Francis W. Sarena
Francis W. Sarena Attorney-in-Fact

INDEX TO EXHIBITS

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

1.1	Form of Underwriting Agreement.

3.1	Amended and Restated Certificate of Incorporation (incorporated herein by reference to Exhibit 3.1 to the company’s Current Report on Form 8-K (File No. 001-36070), filed with the SEC on September 23, 2013).

3.2	Amended and Restated Bylaws (incorporated herein by reference to Exhibit 3.4 to the company’s Registration Statement on Form S-1 (File No. 333-190194), filed with the SEC on July 26, 2013).

4.1	Specimen common stock certificate (incorporated herein by reference to Exhibit 4.1 to the company’s Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-190194), filed with the SEC on September 4, 2013).

4.2	Warrant to purchase Series A Convertible Preferred Stock issued to General Electric Capital Corporation, dated as of January 26, 2004 (incorporated herein by reference to Exhibit 4.3 to the company’s Registration Statement on Form S-1 (File No. 333-190194), filed with the SEC on July 26, 2013).

5.1	Opinion of Hogan Lovells US LLP.

10.1	Seventh Amended and Restated Investor Rights Agreement by and among the company and the investors named therein, dated as of April 16, 2012 (incorporated herein by reference to Exhibit 10.1 to the company’s Registration Statement on Form S-1 (File No. 333-190194), filed with the SEC on July 26, 2013).

10.2+	2002 Equity Incentive Plan (incorporated herein by reference to Exhibit 10.2 to the company’s Registration Statement on Form S-1 (File No. 333-190194), filed with the SEC on July 26, 2013).

10.3+	Form of Option Agreement under 2002 Equity Incentive Plan (incorporated herein by reference to Exhibit 10.3 to the company’s Registration Statement on Form S-1 (File No. 333-190194), filed with the SEC on July 26, 2013).

10.4+	2010 Equity Incentive Plan (incorporated herein by reference to Exhibit 10.4 to the company’s Registration Statement on Form S-1 (File No. 333-190194), filed with the SEC on July 26, 2013).

10.5+	Form of Option Agreement under 2010 Equity Incentive Plan (incorporated herein by reference to Exhibit 10.5 to the company’s Registration Statement on Form S-1 (File No. 333-190194), filed with the SEC on July 26, 2013).

10.6+	2013 Omnibus Incentive Plan (incorporated herein by reference to Exhibit 4.8 to the company’s Registration Statement on Form S-8 (File No. 333-191700), filed with the SEC on October 11, 2013).

10.7+	Form of Incentive Stock Option Agreement under 2013 Omnibus Incentive Plan (incorporated herein by reference to Exhibit 10.7 to the company’s Registration Statement on Form S-1 (File No. 333-190194), filed with the SEC on July 26, 2013).

10.8+	Form of Non-Qualified Option Agreement under 2013 Omnibus Incentive Plan (incorporated herein by reference to Exhibit 10.8 to the company’s Registration Statement on Form S-1 (File No. 333-190194), filed with the SEC on July 26, 2013).

10.9+#	Form of Restricted Stock Agreement under 2013 Omnibus Incentive Plan.

10.10+	Offer Letter Agreement by and between the company and Aron M. Knickerbocker, dated as of September 4, 2009 (incorporated herein by reference to Exhibit 10.9 to the company’s Registration Statement on Form S-1 (File No. 333-190194), filed with the SEC on July 26, 2013).

10.11+#	Offer Letter Agreement by and between the company and Julie Hambleton, dated as of November 19, 2012.

10.12+#	Offer Letter Agreement by and between the company and Marc L. Belsky, dated as of September 3, 2009.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.13+	Executive Severance Benefits Agreement by and between the company and Lewis T. Williams, dated as of April 19, 2007 (incorporated herein by reference to Exhibit 10.11 to the company’s Registration Statement on Form S-1 (File No. 333-190194), filed with the SEC on July 26, 2013).

10.14+	Executive Severance Benefits Agreement by and between the company and Aron M. Knickerbocker, dated as of December 30, 2009 (incorporated herein by reference to Exhibit 10.12 to the company’s Registration Statement on Form S-1 (File No. 333-190194), filed with the SEC on July 26, 2013).

10.15+	Amendment No. 1 to the Executive Severance Benefits Agreement by and between the company and Aron M. Knickerbocker, effective December 5, 2012 (incorporated herein by reference to Exhibit 10.13 to the company’s Registration Statement on Form S-1 (File No. 333-190194), filed with the SEC on July 26, 2013).

10.16+#	Executive Severance Benefits Agreement by and between the company and Julie Hambleton, dated as of December 3, 2012.

10.17+#	Executive Severance Benefits Agreement by and between the company and Marc L. Belsky, dated as of December 30, 2009.

10.18+#	Amendment No. 1 to the Executive Severance Benefits Agreement by and between the company and Marc L. Belsky, effective January 16, 2014.

10.19+	Form of Indemnification Agreement by and between the company and each of its directors and officers (incorporated herein by reference to Exhibit 10.16 to the company’s Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-190194), filed with the SEC on August 16, 2013).

10.20†	Research Collaboration and License Agreement by and between the company and UCB Pharma S.A., dated as of March 14, 2013 (incorporated herein by reference to Exhibit 10.17 to the company’s Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-190194), filed with the SEC on August 16, 2013).

10.21†	License and Collaboration Agreement by and between the company and Human Genome Sciences, Inc., dated as of March 16, 2011 (incorporated herein by reference to Exhibit 10.18 to the company’s Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-190194), filed with the SEC on August 16, 2013).

10.22†	Respiratory Diseases Research Collaboration and License Agreement by and between the company and Glaxo Group Limited, dated as of April 11, 2012 (incorporated herein by reference to Exhibit 10.19 to the company’s Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-190194), filed with the SEC on August 16, 2013).

10.23†	Amendment No. 1 to the Respiratory Diseases Research Collaboration and License Agreement by and between the company and Glaxo Group Limited, dated as of August 9, 2012 (incorporated herein by reference to Exhibit 10.20 to the company’s Registration Statement on Form S-1 (File No. 333-190194), filed with the SEC on July 26, 2013).

10.24†	Research Collaboration and License Agreement by and between the company and GlaxoSmithKline LLC, dated as of July 29, 2010 (incorporated herein by reference to Exhibit 10.21 to the company’s Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-190194), filed with the SEC on August 16, 2013).

10.25†	Amendment No. 1 to the Research Collaboration and License Agreement by and between the company and GlaxoSmithKline LLC, dated as of May 17, 2011 (incorporated herein by reference to Exhibit 10.22 to the company’s Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-190194), filed with the SEC on August 16, 2013).

10.26†	Exclusive License Agreement by and between the company and Galaxy Biotech, LLC, dated as of December 22, 2011 (incorporated herein by reference to Exhibit 10.23 to the company’s Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-190194), filed with the SEC on August 16, 2013).

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.27†	Exclusive License Agreement by and between the company and the Regents of the University of California, dated as of September 7, 2006 (incorporated herein by reference to Exhibit 10.24 to the company’s Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-190194), filed with the SEC on August 16, 2013).

10.28†	Master Services Agreement by and between the company and Cytovance Biologics Inc., dated as of October 1, 2012 (incorporated herein by reference to Exhibit 10.25 to the company’s Registration Statement on Form S-1 (File No. 333-190194), filed with the SEC on July 26, 2013).

10.29	Lease by and between the company and Britannia Biotech Gateway Limited Partnership, dated as of March 22, 2010 (incorporated herein by reference to Exhibit 10.26 to the company’s Registration Statement on Form S-1 (File No. 333-190194), filed with the SEC on July 26, 2013).

10.30	Sublease by and between the company and AMGEN SF, LLC, dated as of March 22, 2010 (incorporated herein by reference to Exhibit 10.27 to the company’s Registration Statement on Form S-1 (File No. 333-190194), filed with the SEC on July 26, 2013).

10.31+	Stock Option Grant Notice by and between the company and Aron M. Knickerbocker, dated as of December 16, 2009 (incorporated herein by reference to Exhibit 10.28 to the company’s Registration Statement on Form S-1 (File No. 333-190194), filed with the SEC on July 26, 2013).

10.32+	Amendment to Stock Option by and between the company and Aron M. Knickerbocker, dated as of March 15, 2011 (incorporated herein by reference to Exhibit 10.29 to the company’s Registration Statement on Form S-1 (File No. 333-190194), filed with the SEC on July 26, 2013).

10.33†	Non-Exclusive License Agreement by and among the company, BioWa, Inc. and Lonza Sales AG, dated as of February 6, 2012 (incorporated herein by reference to Exhibit 10.30 to the company’s Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-190194), filed with the SEC on August 16, 2013).

10.34+	2013 Employee Stock Purchase Plan (incorporated herein by reference to Exhibit 4.11 to the company’s Registration Statement on Form S-8 (File No. 333-191700), filed with the SEC on October 11, 2013).

10.35†	Non-Exclusive License Agreement by and between the company and the Board of Trustees of the Leland Stanford Junior University, dated as of February 1, 2006 (incorporated herein by reference to Exhibit 10.32 to the company’s Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-190194), filed with the SEC on August 23, 2013).

10.36†	Amendment No. 1 to the License Agreement effective February 1, 2006 by and between the company and Stanford University, dated as of January 22, 2010 (incorporated herein by reference to Exhibit 10.33 to the company’s Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-190194), filed with the SEC on August 23, 2013).

10.37†	Agreement by and between the company and National Research Council of Canada, effective December 3, 2013 (incorporated herein by reference to Exhibit 10.1 to the company’s Current Report on Form 8-K (File No. 001-36070), filed with the SEC on December 9, 2013).

21.1	Subsidiaries of the company (incorporated herein by reference to Exhibit 21.1 to the company’s Registration Statement on Form S-1 (File No. 333-190194), filed with the SEC on July 26, 2013).

23.1	Consent of Independent Registered Accounting Firm.

23.2	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

24.1#	Power of Attorney (included on the signature page to this registration statement).

101.INS^#	XBRL Instance Document.

101.SCH^#	XBRL Taxonomy Extension Schema Document.

101.CAL^#	XBRL Taxonomy Extension Calculation Linkbase Document.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

101.DEF^#	XBRL Taxonomy Extension Definition.

101.LAB^#	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE^#	XBRL Taxonomy Presentation Linkbase Document.

#	Previously filed.

+	Indicates a management contract or compensatory plan.

†	Registrant has requested confidential treatment for certain portions of this exhibit. This exhibit omits the information subject to this confidentiality request. Omitted portions have been filed separately with the SEC.

^	In accordance with Rule 406T of Regulation S-T, the XBRL related information in Exhibit 101 of this Registration Statement is deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act, is deemed not filed for purposes of Section 18 of the Exchange Act, and otherwise is not subject to liability under these sections.